UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 14, 2021, Canopy Growth Corporation (“Canopy Growth”) held its 2021 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). A total of 393,166,799 common shares were entitled to vote as of July 21, 2021, the record date for the Annual Meeting. There were 259,521,246 common shares represented at the Annual Meeting, at which the shareholders were asked to vote on four proposals, each of which is described in more detail in Canopy Growth’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 29, 2021 (the “Proxy Statement”). Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Director Nominees.

Votes regarding the election of the seven director nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Judy A. Schmeling	192,271,526	2,748,610	64,501,111
David Klein	188,758,884	6,261,252	64,501,111
Robert Hanson	184,029,561	10,990,575	64,501,111
David Lazzarato	190,182,676	4,837,460	64,501,111
William Newlands	178,708,945	16,311,190	64,501,111
Jim Sabia, Jr.	186,092,787	8,927,349	64,501,111
Theresa Yanofsky	191,090,311	3,929,824	64,501,111

Based on the votes set forth above, Canopy Growth’s shareholders elected each of the seven nominees set forth above to serve as a director of Canopy Growth until the next annual general meeting of shareholders or until his or her successor is duly elected and qualified.

Proposal No. 2: KPMG Re-Appointment.

The proposal to re-appoint KPMG LLP, Chartered Professional Accountants, as Canopy Growth’s auditor and independent registered public accounting firm for the fiscal year 2022 and to authorize the Canopy Growth board to fix their remuneration received the following votes:

Votes For	Votes Withheld	Broker Non-Votes
257,929,037	1,529,209	—

Based on the votes set forth above, Canopy Growth’s shareholders approved the proposal to re-Appoint KPMG LLP.

Proposal No. 3: Confirmation and Ratification of Certain Amendments to Canopy Growth’s By-Laws.

The confirmation and ratification of certain amendments to Canopy Growth’s by-laws, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
193,389,743	1,170,655	459,738	64,501,111

Based on the votes set forth above, Canopy Growth’s shareholders confirmed and ratified the by-law amendments.

Proposal No. 4: Advisory, Non-Binding Vote on Compensation of Canopy Growth’s Named Executive Officers.

The advisory (non-binding) vote on the compensation of Canopy Growth’s named executive officers, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
190,171,325	4,109,191	739,619	64,501,111

Based on the votes set forth above, Canopy Growth’s shareholders approved, on an advisory basis, the compensation of Canopy Growth’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Phil Shaer
Phil Shaer
Chief Legal Officer and Corporate Secretary

Date: September 15, 2021